UBS Investment Trust

UBS U.S. Allocation Fund

Supplement to the prospectus relating to Class A, Class B, Class C and Class Y shares (the “Prospectus”) and the Statement of Additional Information (the “SAI”), each dated December 29, 2011

January 17, 2012

Dear Investor:

The purpose of this supplement is to inform you that effective March 1, 2012, all remaining outstanding Class B shares of the UBS U.S. Allocation Fund (the “Fund”) of UBS Investment Trust will be automatically converted into Class A shares of the Fund.

Upon the conversion of Class B shares into Class A shares, each Class B shareholder will own Class A shares having an aggregate value equal to the aggregate value of Class B shares held by that shareholder as of the close of business on March 1, 2012. Any deferred sales charges or redemption fees applicable to Class B shares will be waived in connection with the conversion to Class A shares, and the lower 12b-1 fee currently applicable to Class A shares will then apply to the converted shares. It is anticipated that the conversion of Class B shares into Class A shares will be tax-free for fund shareholders.

Accordingly, effective March 1, 2012, all references to Class B shares of the Fund in the Prospectus and the SAI are hereby deleted.

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS-512